UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

SOW GOOD INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2024, Sow Good Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Company stockholders:

(i) Re-elected the board of directors of the Company (the “Board”), each to serve a term of one-year until the Company’s 2025 annual meeting of stockholders;

(ii) Ratified the appointment of Urish Popeck & Co., LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024;

(iii) Approved, on an advisory vote, named executive officer compensation; and

(iv) Approved, on an advisory vote, the frequency of future advisory votes to approve the compensation of named executive officers.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the March 22, 2024 record date was 6,575,559. A total of 4,033,438 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 61.34% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1: Re-election of the directors to the Board to hold office for a one-year term until the 2025 annual meeting of stockholders:

Directors:	For	Withheld	Broker Non-Votes
Ira Goldfarb	3,737,867	51	295,520
Claudia Goldfarb	3,733,273	4,645	295,520
Bradley Berman	3,669,635	38,283	295,520
Lyle Berman	3,737,893	25	295,520
Chris Ludeman	3,737,884	34	295,520
Joe Mueller	3,737,893	25	295,520
Edward Shensky	3,737,893	25	295,520

PROPOSAL 2: Ratification of appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
3,994,385	39,036	17	0

PROPOSAL 3: Advisory vote on named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
3,709,818	17,553	10,547	295,520

PROPOSAL 4: Advisory vote on the frequency of future advisory votes to approve the compensation of named executive officers:

1 Yr	2 Yr	3 Yr	Abstain	Broker Non-Votes
3,711,409	20,411	254	5,844	295,520

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer

Date: May 31, 2024